Exhibit 10.5


                         WHOLE LOAN CUSTODIAL AGREEMENT

                               ASPEN FUNDING CORP.
                                   Purchaser,
                                 60 Wall Street
                            New York, New York 10005

                        GEMINI SECURITIZATION CORP., LLC.
                                   Purchaser,
                                 60 Wall Street
                            New York, New York 10005

                              NEWPORT FUNDING CORP.
                                   Purchaser,
                                 60 Wall Street
                            New York, New York 10005

                        SEDONA CAPITAL FUNDING CORP., LLC
                                    Purchaser
                                 60 Wall Street
                            New York, New York 10005

                                       and

                          AMERICAN HOME MORTGAGE CORP.
                                     Seller,
                              538 Broadhollow Road
                            Melville, New York 11747

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                                     Seller,
                              538 Broadhollow Road
                            Melville, New York 11747

                     AMERICAN HOME MORTGAGE SERVICING, INC.,
                                    Servicer,
                          4600 Regent Blvd., Suite 200
                               Irving, Texas 75063

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    Custodian
                           1761 East St. Andrew Place
                           Santa Ana, California 92705
                         Attn: Mortgage Custody - AH069C

                         Dated as of September 22, 2006

                                TABLE OF CONTENTS

                                                                            Page

Section 1.  Definitions......................................................1

Section 2.  [Reserved].......................................................6

Section 3.  Custodian as Custodian for, and Bailee of, Purchasers, Assignee
            and Warehouse Lender.............................................6

Section 4.  Certification by Custodian; Delivery of Documents; Disbursement
            Account; Settlement Account......................................7

Section 5.  [Reserved]......................................................12

Section 6.  Default.........................................................12

Section 7.  Access to Documents.............................................12

Section 8.  Custodian's Fees and Expenses; Successor Custodian; Standard of
            Care............................................................12

Section 9.  Assignment by Purchasers........................................16

Section 10. Insurance.......................................................16

Section 11. Representations, Warranties and Covenants.......................17

Section 12. No Adverse Interests............................................18

Section 13. Amendments......................................................18

Section 14. Execution in Counterparts.......................................18

Section 15. Agreement for Exclusive Benefit of Parties; Assignment..........18

Section 16. Effect of Invalidity of Provisions..............................19

Section 17. Governing Law...................................................19

Section 18. Consent to Service..............................................19

Section 19. Notices.........................................................19

Section 20. Construction....................................................19

Section 21. Submission to Jurisdiction......................................19

Section 22. WAIVER OF JURY TRIAL............................................19

Section 23. Joint and Several Liability.....................................20

Section 24. Authorized Representatives......................................20

EXHIBITS

Exhibit A-1     Trust Receipt
Exhibit A-2     Wet Mortgage Loan Trust Receipt
Exhibit B-1     Conduit Submission Package
Exhibit B-2     Master Bailee Letter
Exhibit C       [Reserved]
Exhibit D-1     [Reserved]
Exhibit D-2     [Reserved]
Exhibit E-      Warehouse Lender's Release
Exhibit F-l     Seller's Release
Exhibit F-2     Seller's Wire Instructions
Exhibit G-l     [Reserved]
Exhibit G-2     Purchaser's Wire Instructions to Custodian
Exhibit H       Notice by Assignee to Custodian of Purchaser's
                Default
Exhibit I       Notice of Assignment
Exhibit J       Form of Delivery Instructions
Exhibit K-1     [Reserved]
Exhibit K-2     [Reserved]
Exhibit L       [Reserved]
Exhibit M       Request for Release
Schedule A      Loan Identification Data
Schedule B      Authorized Representatives of Purchaser
Schedule C      Authorized Representatives of Servicer
Schedule D      Authorized Representatives of Seller
Schedule E      Authorized Representatives of Custodian

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT ("Agreement"), dated as of the date set forth on the cover page hereof (the "Effective Date"), is entered into by and among ASPEN FUNDING CORP., GEMINI SECURITIZATION CORP., LLC, NEWPORT FUNDING CORP. and SEDONA CAPITAL FUNDING CORP., LLC (each individually, a "Purchaser" and together, the "Purchasers"), DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian ("Custodian") and AMERICAN HOME MORTGAGE CORP., AMERICAN HOME MORTGAGE INVESTMENT CORP., (each individually, a "Seller" and together, the "Sellers") and AMERICAN HOME MORTGAGE SERVICING, INC., (the "Servicer").

                              PRELIMINARY STATEMENT

            Purchasers have agreed to purchase from Sellers, from time to time, at their sole election, certain mortgage loans pursuant to the terms and conditions of the Whole Loan Purchase and Sale Agreement ("Purchase Agreement") among Purchasers, Servicer, and Sellers. Servicer is obligated to interim service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreement. Purchasers desire to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of the related Purchaser or Assignee in accordance with the terms and conditions hereof.

            The parties hereto agree as follows:

            Section 1. Definitions.

            Capitalized terms used, but not defined, herein shall have the meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Applicable Guide": With respect to each Takeout Investor the applicable guide published by such Takeout Investor setting forth the requirements Mortgage Loans must satisfy in order to be eligible for purchase by such Takeout Investor as amended or supplemented from time to time.

            "Assignee": The party identified in writing to Sellers and Custodian by Purchasers from time to time who acts as agent for certain beneficiaries pursuant to certain custody agreements with Purchasers.

            "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

            "Bailee Letter": The master bailee letter, in the form of Exhibit B-2, for use by Custodian in connection with the delivery of a Submission Package, for the purpose of delivering the related Submission Package, excluding (i) a copy of the Confirmation, (ii) the Warehouse Lender's Release or the related Seller's Release, as applicable, and (iii) the original Assignment of Mortgage, in blank, to a Takeout Investor.

            "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in The City of New York, New York or California are authorized or obligated by law or executive order to be closed or (b) any day on which the Servicer, Sellers, Purchasers or Custodian is authorized or obligated by law or executive order to be closed.

            "Commitment": A commitment executed by Takeout Investor and the related Seller evidencing Takeout Investor's agreement to purchase one or more Mortgage Loans from such Seller and such Seller's agreement to sell one or more Mortgage Loans to an investor in a forward trade by the applicable Expiration Date.

            "Confirmation": A written confirmation as required by the Purchase Agreement of Purchaser's intent to purchase a pool of Mortgage Loans.

            "Custodian": The party identified on the cover page hereto and its permitted successors hereunder.

            "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by Sellers and transmitted electronically in an appropriate data layout no later than 11:00 a.m. New York City time, in the form of Exhibit J indicating the address for the delivery by Custodian of the applicable portion of the related Submission Package.

            "Disbursement Account": shall have the meaning set forth in Section 4(a)(2) hereof.

            "Discount": With respect to a Mortgage Loan sold by the related Seller to the Purchaser, the amount set forth on the related Confirmation as the Discount.

            "Electronic Agent": Shall have the meaning assigned to such term in
      Section 2 of the Electronic Tracking Agreement.

            "Electronic Tracking Agreement" The Electronic Tracking Agreement, dated as of the date hereof, among the Purchasers, the Sellers, the Servicer, the Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time.

            "Expiration Date": With respect to any Commitment, the expiration date thereof.

            "GNMA": The Government National Mortgage Association and any successor thereto.

            "HUD": United States Department of Housing and Urban Development and any successor thereto.

            "Loan Identification Data": The applicable information regarding a Mortgage Loan, set forth on Schedule A, such schedule may be modified from time to time upon the consent of the Purchasers, Seller, and Custodian regarding all Mortgage Loans being offered for sale by such Seller to such Purchaser on the Purchase Date.

            "Losses": Any and all losses, claims, damages, liabilities or expenses (including lost interest and reasonable attorney's fees) incurred by any Person specified; provided, however that "Losses" shall not include losses, claims, damages, liabilities or expenses which would have been avoided had such Person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

            "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Loan Identification Data."

            "MERS Report": The schedule listing MERS Mortgage Loans and other information prepared by the Electronic Agent with respect to such Mortgage Loan.

            "MERS System": The system of recording transfers of Mortgages electronically maintained by MERS.

            "MIN": The mortgage identification number of Mortgage Loans registered with MERS on the MERS System.

            "Mortgage": A mortgage, deed of trust or other security instrument creating a lien on an estate in fee simple in real property securing a Mortgage Note.

            "Mortgage Loan": A mortgage loan that is subject to this Agreement.

            "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

            "Mortgagor": The obligor on a Mortgage Note.

            "Notice of Bailment": A notice, in the form of Schedule A to Exhibit B-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

            "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Pricing Side Letter": The pricing side letter, dated as of the date hereof, among Sellers, Servicer and Purchasers, as the same may be amended, supplemented or modified from time to time.

            "Primary Mortgage Insurer": Any one of GE Capital Mortgage Insurance Co., Republic Mortgage Insurance Co., Mortgage Guaranty Insurance Corp., United Guaranty Corporation or PMI Mortgage Insurance Company or any other entity approved as a primary mortgage insurer by Fannie Mae.

            "Purchase Agreement": The Whole Loan Purchase and Sale Agreement, dated as of the date set forth on the cover page thereof, among Sellers, Servicer and Purchasers, as each is amended from time to time providing the terms of Transactions.

            "Purchase Date": With respect to any Mortgage Loan Pool purchased by a Purchaser pursuant to the Purchase Agreement, the date of payment thereof by such Purchaser to the related Seller and/or any warehouse lenders, as applicable, of the Purchase Price.

            "Purchasers": Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp. and Sedona Capital Funding Corp., LLC, each a Purchaser and together "Purchasers". With respect to any Mortgage Loan, the related Purchaser whose name is set forth on the cover page hereof to whom the Seller sold such Mortgage Loan pursuant to the terms of the Purchase Agreement, and its permitted successors hereunder.

            "Purchase Price": With respect to each Mortgage Loan Pool purchased by a Purchaser hereunder, the amount specified in the related Confirmation.

            "Purchaser's Wire Instructions to Custodian": The wire instructions delivered by the related Purchaser to Custodian, in the form of Exhibit G-2, executed by such Purchaser, receipt of which has been acknowledged by Custodian specifying the wire address where all funds received in accordance with such Purchaser's Wire Instructions from the related Seller shall be transferred by Custodian.

            "Release Payment": The funds referred to in a Warehouse Lender's Release or the related Seller's Release, as applicable.

            "Sellers": American Home Mortgage Corp. and American Home Mortgage Investment Corp., each a Seller and together "Sellers". With respect to any Mortgage Loan, the related Seller whose name is set forth on the cover page hereof from whom the Purchaser purchased such Mortgage Loan pursuant to the terms of the Purchase Agreement, and its permitted successors hereunder.

            "Seller's Release": A letter, in the form of Exhibit F-1, delivered by the related Seller when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of such Seller's right, title and interest in a Mortgage Loan upon receipt of payment by such Seller.

            "Seller's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit F-2, to be used for the payment of funds to the related Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

            "Submission Package": The documents listed on Exhibit B-1, which shall be delivered by the related Seller to Custodian in connection with each Transaction.

            "Successor Servicer": An entity designated by Purchasers, in conformity with the Purchase Agreement, to replace Servicer as servicer for Purchaser.

            "Takeout Investor": A takeout investor approved by the Purchasers.

            "Trade Assignment": The assignment by the related Seller to the related Purchaser (as communicated by the related Purchaser to the Sellers) of such Seller's rights under a specific Commitment, in the form of Exhibit A-1 of the Purchase Agreement , or of such Seller's rights under all Commitments, in the form of Exhibit A-2 of the Purchase Agreement.

            "Trade Price": The trade price set forth on a Commitment.

            "Trade Principal": With respect to any Mortgage Loan, the outstanding principal balance of the Mortgage Loan multiplied by a percentage equal to the Trade Price.

            "Transaction": A transaction initiated by the related Seller's delivery of Loan Identification Data which identifies the Takeout Investor.

            "Trust Receipt": A receipt of Custodian, substantially in the form of Exhibit A-1, or with respect to Wet Mortgage Loans in the form of Exhibit A-2, indicating that with respect to the Mortgage Loans listed on the attached schedule, the Custodian has performed the procedures set forth in Sections 4(a) and 4(b) hereof, that it has received the entire Submission Package, as applicable, and that it is holding such documents as bailee and custodian of the related Purchaser.

            "Warehouse Lender": Any lender providing financing to the related Seller for the purpose of originating Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of such Seller to such lender.

            "Warehouse Lender's Release": A letter, in the form of Exhibit E, from a Warehouse Lender to the related Purchaser (as communicated by the related Purchaser to the Sellers) conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon payment to Warehouse Lender and containing the Warehouse Lender's Wire Instructions.

            "Warehouse Lender's Wire Instructions": The wire instructions, set forth in Exhibit E, from a Warehouse Lender to the related Purchaser, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

            "Wet Mortgage Loan": Mortgage Loans for which the Custodian has not
      (i) yet received a completed set of documents required to be delivered to the Custodian pursuant to this Agreement, (ii) reviewed the related Submission Package pursuant to Section 4(2)(b)(i), or (iii) issued a Trust Receipt in the form of Exhibit A-1.

            Section 2. [Reserved].

            Section 3. Custodian as Custodian for, and Bailee of, Purchasers, Assignee and Warehouse Lender.

            (a) (i) With respect to each Mortgage Note, each Assignment of Mortgage and all other documents constituting each Submission Package that are delivered to Custodian or that at any time come into Custodian's possession, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely and exclusively in the capacity of custodian for, and bailee of, the related Purchaser after the payment by the related Purchaser to the related Seller of the Purchase Price therefor. Custodian shall, subject to the provisions of paragraphs (b) and (c) of this Section 3 and except as otherwise required by Section 4: (i) hold all documents constituting a Submission Package received by it for the exclusive use and benefit of the related Purchaser; (ii) make disposition thereof only in accordance with this Agreement and the directions of the related Purchaser; and (iii) have no discretion or authority to act in a manner which is in any respect contrary to its role as custodian with respect to its obligations under this Agreement. Custodian shall segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fire resistant facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that the related Purchaser is the owner of the Mortgage Loans and that the Submission Package is being held for such Purchaser.

            (b) With respect to each Mortgage Loan purchased by the related Purchaser from the related Seller, the related Purchaser shall have the right to assign to Assignee such Mortgage Loan as described in Section 9. The related Purchaser shall, except if the Assignee is an Affiliate of such Purchaser or a commercial paper conduit of such Purchaser, provide Custodian with at least five
(5) Business Days notice of its intention to assign any Mortgage Loans to an Assignee. Following an assignment to an Assignee, upon receipt of written notice by Custodian of such assignment or upon notice in the form of Exhibit H hereto by Assignee to Custodian of the related Purchaser's default, Assignee may (i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Agreement, (ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee, and (iii) assume the rights of such Purchaser under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and such rights shall be exercisable solely by Assignee. Custodian shall give Assignee written acknowledgment of the receipt of such notice by signing such notice and returning a copy thereof to Assignee; provided that the Custodian shall not be required to provide such acknowledgement until the date which is three (3) Business Days following the date that the Custodian has received all information necessary to allow the Custodian to complete its internal "Know Your Customer" procedures with respect to such Assignee, except if the Assignee is an Affiliate of Purchaser or a commercial paper conduit of Purchaser. In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package specified in such notice to the related Purchaser, Takeout Investor or such Purchaser's designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to Custodian. The failure of Custodian to give the written acknowledgment referred to above shall not affect the validity of such assignment, pledge or grant of a security interest from the related Purchaser to its Assignee. The effects of Assignee's notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee.

            (c) Sellers and Purchasers acknowledge that the Warehouse Lender, if any, identified from time to time in each Warehouse Lender's Release to be received by Custodian pursuant to Section 4(b)(i), is a warehouse lender for the related Seller. The related Seller and Purchasers acknowledge that, in accordance with the terms of each Warehouse Lender's Release to be received by the Custodian pursuant to Section 4(b)(i), pursuant to which each such Warehouse Lender conditionally releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender's Release, such release shall not be effective until the Release Payment is remitted to the Warehouse Lender in accordance with the Warehouse Lender's Wire Instructions. Until remittance of a Release Payment to Warehouse Lender, the interest of the related Warehouse Lender in a Mortgage Loan shall continue and remain in full force and effect. The related Seller agrees that to the extent the Release Payment is greater than the Purchase Price, the related Seller shall transfer on the Purchase Date the difference between the Release Payment and the Purchase Price to the Settlement Account.

            (d) If any additional documents relating to the Submission Package come into the Custodian's possession, the provisions of paragraphs (a), (b) and
(c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to the related Submission Package.

            Section 4. Certification by Custodian; Delivery of Documents; Disbursement Account; Settlement Account.

            (a) (i) With respect to each Mortgage Loan (excluding Wet Mortgage Loans), being offered by the related Seller for sale to the related Purchaser pursuant to a Transaction, Sellers shall insure that Custodian and Purchaser have each received the Loan Identification Data and the related Seller's Wire Instructions no later than 3:00 p.m. New York City time one (1) Business Day preceding the related Purchase Date (the "Dry Notice Time"). Further for each Mortgage Loan (excluding Wet Mortgage Loans), Sellers shall insure that Custodian shall be in possession of a Submission Package for each Mortgage Loan identified in the Loan Identification Data no later than the Dry Notice Time and that no more than five hundred (500) loan files are to be delivered to Custodian with respect to any one Purchase Date. With respect to each Wet Mortgage Loan being offered by related Seller for sale to the related Purchaser pursuant a Transaction, Sellers shall (i) provide Purchaser with an estimate of the Purchase Price of such Wet Mortgage Loans no later than prior to 3:00 pm New York City time one (1) Business Day prior to the requested Purchase date and
(ii) ensure that Custodian and Purchaser have each received the Loan Identification Data and the related Seller's Wire Instructions no later than 3:00 p.m. New York City time on the related Purchase Date.

            Upon receipt by Custodian of such Mortgage Loan Identification Data, the related Seller's Wire Instructions and the related Confirmation, Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan (except for Wet Mortgage Loans) identified in the Loan Identification Data and shall certify in accordance with Section 4(b)(i) herein, each Submission Package and, no later than 12 Noon New York City time on the

Business Day of the related Purchase Date with respect to Mortgage Loans (except for Wet Mortgage Loans) and 4:00 pm New York City time on the Business Day of the related Purchase Date with respect to Wet Mortgage Loans, issue to the related Purchaser by facsimile a Trust Receipt substantially similar to Exhibit A-1 or Exhibit A-2, as applicable. Separate Trust Receipts shall be delivered with respect to Wet Mortgage Loans substantially similar to Exhibit A-2. With the exception of Wet Mortgage Loans as indicated in the Loan Identification Data, if Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified in the Loan Identification Data, Custodian shall notify Sellers and shall not include such Mortgage Loan in any Trust Receipt. Each Trust Receipt or Wet Mortgage Loan Trust Receipt issued shall supersede any Trust Receipt or Wet Mortgage Loan Trust Receipt bearing an earlier date.

            (2) .With respect to Wet Mortgage Loans, Custodian shall establish and maintain an account (the "Disbursement Account"), entitled "Disbursement Account, Deutsche Bank National Trust Company, as Custodian for Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp. and Sedona Capital Funding Corp., LLC, Account No. 54790," into which Purchasers shall deposit the Purchase Price for Wet Mortgage Loans with Custodian. With respect to any Wet Mortgage Loan, Purchasers shall remit the Purchase Price to either
(i) the Custodian for deposit into the Disbursement Account no later than Noon New York City time on the related Purchase Date. Any funds in the Disbursement Account shall remain uninvested.

            Provided that Custodian has received (i) the related wire transfer as provided in the prior paragraph and (ii) written notification from the Purchaser to release such funds, on any related Purchase Date, the Custodian shall be permitted to disburse funds from the Disbursement Account pursuant to related closing agent's wire instructions as set forth in the Loan Identification Data provided by the related Seller. In no event shall Custodian be obligated to disburse funds if Custodian has not received sufficient funds pursuant to Section 4(a)(2) above. Custodian shall have no obligation to review or verify Seller's Wire Instructions.

            In connection with the funding of any Wet Mortgage Loans or the release of any other Mortgage Loan from the warehouse facility of the related Seller simultaneously with the purchase of such Mortgage Loan by the related Purchaser, the Sellers shall deposit into the Disbursement Account (or provide to Custodian for deposit into the Disbursement Account on such Business Day) an amount (the "Seller Funded Wire Amount") equal to the difference between the amount disbursed to the related closing agent as set forth in the Loan Identification Data and the amount to be funded by such Purchaser from the Disbursement Account in accordance herewith. Custodian shall not be authorized to disburse funds from the Disbursement Account unless and until Sellers cover any shortfalls related to the Disbursement Account.

            (b) With respect to Loan Identification Data, prior to the delivery of a Trust Receipt by Custodian:

            (i) Custodian shall review each applicable set of documents comprising the Submission Package and shall ascertain whether (A) each document required by this Agreement to be in such Submission Package is in the Custodian's possession, (B) each document in the Custodian's possession conforms to the loan number, property address, property city, property state, property zip code, original rate and original balances as set forth in the Loan Identification Data attached as Schedule A, (C) each document appears regular on its face, (D) each document appears on its face to conform to the requirements of Exhibit B-1, as applicable and (E) each Mortgage Loan is listed on a schedule attached to a Warehouse Lender's Release or a Seller's Release, as the case may be.

            (ii) If Custodian determines that the documents in the Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i), Custodian shall include such Mortgage Loan in the Trust Receipt and, assuming the related Purchaser does not notify Custodian that it will not purchase a particular Mortgage Loan, in the Trust Receipt issued that day to Purchasers. With the exception of Wet Mortgage Loans as indicated on the Loan Identification Data attached as Schedule A, if documents in the Submission Package do not conform in all respects with Section 4(b)(i) or are missing and/or do not conform (except as specified in Section 4(b)(i)), Custodian shall not include such Mortgage Loan in any Trust Receipt.

            (c) As outlined in Section 4(a), Custodian shall deliver to Purchasers, no later than 6:00 p.m. Pacific Time on the Business Day of the related Purchase Date, by facsimile transmission a cumulative Trust Receipt, with an original of the same to be sent via overnight courier. Each cumulative Trust Receipt should include: (i) all Mortgage Loans that Custodian has certified on all prior Purchase Dates as well as the current Purchase Date that Purchasers have not communicated to Custodian their release of interest in and
(ii) the collateral location pursuant to the Mortgage Loan Schedule of each Mortgage Loan appearing on such report. Each Trust Receipt shall be deemed a certification by the Custodian that the Custodian has completed the procedures set forth in Sections 4(a) and 4(b)(i) hereof and a certification that it is holding each related Submission Package for the benefit of Purchaser in accordance with the terms hereof.

            (d) With respect to Wet Mortgage Loans, the delivery of the Loan Identification Data to the Custodian by the related Seller shall be deemed to constitute required documents with respect to the related Wet Mortgage Loan (and shall be deemed to be a certification by such Seller that such Mortgage Loan is a Wet Mortgage Loan) and the documents specified in Section 4(b)(i) above shall not be required to be delivered with respect to such Wet Mortgage Loan on the related Purchase Date. Notwithstanding the foregoing, the related Seller shall deposit with the Custodian the documents described in Section 4(b)(i) above for such Wet Mortgage Loan as soon as possible and, in any event, within seven (7) Business Days of the related Purchase Date. The Custodian shall notify the related Purchaser within one (1) Business Day of the failure by the related Seller to deliver any document by the time provided in the previous sentence. Upon deposit of such documents with Custodian, Custodian shall review such documents, shall promptly notify the related Purchaser if such documents do not comply with the requirements contained in Section 4(b)(i) and shall indicate in its records that Custodian maintains possession of such documents for the related Purchaser hereunder. Each Seller hereby represents, warrants and covenants to each Purchaser and Custodian that each Seller and any person or entity acting on behalf of such Seller that has possession of any of the documents described in Section 4(b)(i) above for such Wet Loan prior to the deposit thereof with Custodian will hold such documents in trust for the related Purchaser.

            (e) All documents comprising a Submission Package relating to Mortgage Loans included in a Trust Receipt shall be delivered by Custodian to the Takeout Investor specified by Seller via overnight courier in accordance with the Delivery Instructions and under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the Bailee Letter. Custodian shall not deliver any Submission Package to any potential Takeout Investor unless such Takeout Investor was identified by Sellers to the related Purchaser on the Purchase Date in the Loan Identification Data or as agreed to in writing (which may be an electronic writing) by such Purchaser. Custodian shall confirm prior to delivery of any documents to any Takeout Investor that such Takeout Investor has executed a Bailee Letter. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Sellers shall promptly cause the original of such instrument to be recorded. Upon receipt of one written approval from a Purchaser, such written approval shall, unless Custodian receives written or electronic notice from a Purchaser to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by Sellers that list such location. Unless required to be held by applicable law, following delivery by Custodian of the Submission Package to Takeout Investor, all remaining documents, if any, not included in such Submission Package shall be delivered to the Seller.

            (f) At any time following the delivery of a Trust Receipt, in the event Custodian becomes aware of any noncompliance in any respect with Section 4(b)(i) with respect to a related Submission Package or the related forms, including the return of documents to the Custodian from Takeout Investor due to a defect in such documents or if Takeout Investor fails to purchase any Mortgage Loan by the related Cure Date upon notice from the related Seller, the Custodian shall give prompt electronic notice of such defect to the related Purchaser and the Sellers, followed by a written specification thereof to the related Purchaser within one Business Day. In addition, Custodian shall provide written notice to the related Purchaser and the related Seller in the event that any documents remain in the possession of a Takeout Investor for fifteen (15) days and the related Mortgage Loans have not been purchased by Takeout Investor prior to such date.

            (g) (i) Upon release of a Mortgage Loan, the Custodian shall amend the Trust Receipt to reflect such release provided that a payoff schedule has been provided by the related Purchaser and related Seller, and shall deliver to the related Purchaser such amended Trust Receipt.

            (ii) In connection with (x) the purchase of Mortgage Loans by a Purchaser that are subject to a security interest in favor of a Warehouse Lender, and (y) the takeout of Mortgage Loan Pools by a Takeout Investor, Custodian shall establish and maintain that certain non-interest bearing segregated trust account (the "Settlement Account") for and on behalf of Purchasers entitled "Settlement Account, Deutsche Bank National Trust Company for Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp. and Sedona Capital Funding Corp., LLC and each of their assignees under the Whole Loan Purchase and Sale Agreement dated September 22, 2006, Reference Number 54791". Sellers hereby acknowledges that Purchasers shall have, and Sellers hereby grant Purchasers a first priority security interest in and to, all right, title, and interest in all funds from time to time on deposit in, and assets credited to, the Settlement Account and in all proceeds thereof. Custodian and Sellers hereby acknowledge and agree that the Settlement Account is subject to the exclusive dominion and control of Purchasers. None of Custodian, Sellers nor any other Person claiming on behalf of or through Seller or Custodian shall have any right or authority, whether express or implied, to close or make use of or withdraw any funds from, the Settlement Account, except as expressly provided herein or otherwise directed by Purchaser. Custodian shall be under no obligation to review or verify wire instructions. The parties hereto agree that the Settlement Account shall be funded solely by immediately available funds and that the Custodian shall not be required to accept any other items for deposit in the Settlement Account. Funds held in the Settlement Account shall not be invested. Sellers shall provide Purchasers and Custodian with a daily reconciliation of amounts received in the Settlement Account.

            (iii) With respect to any Mortgage Loan that is subject to a security interest in favor of a Warehouse Lender, the related Purchaser shall deposit the Purchase Price for such Mortgage Loan into the Settlement Account prior to 4:00 p.m. (New York City time) on the related Purchase Date. Sellers agree that to the extent the amount owed to the Warehouse Lender is greater than the Purchase Price, Sellers shall deposit the difference between such amount and the Purchase Price into the Settlement Account prior to 4:00 p.m. (New York City time) on the related Purchase Date. Custodian shall notify the Purchasers and Sellers if there are not enough funds in the Settlement Account to pay the amount owed to the Warehouse Lender in full. Custodian shall disburse the amount owed to the Warehouse Lender by 4:00 p.m. (New York City time) on the related Purchase Date to the Warehouse Lender in accordance with the Warehouse Lender's Wire Instructions to the extent that it has received sufficient funds from the related Purchaser.

            (iv) With respect to any Mortgage Loan Pool to be purchased by a Takeout Investor, Sellers shall direct such Takeout Investor to deposit the related Takeout Proceeds into the Settlement Account prior to 4:00 p.m. (New York City time) on the related Settlement Date. Custodian shall disburse to Purchasers all amounts on deposit in the Settlement Account in respect of Takeout Proceeds by 4:00 p.m. (New York City time) on each Business Day. All amounts deposited in the Settlement Account after 4:00 pm. (New York City time) in respect of Takeout Proceeds on each Business Day shall be disbursed by Custodian to the related Purchaser on the following Business Day. All such disbursements shall be made in accordance with Purchaser's Wire Instructions to the Custodian, or as otherwise directed by the related Purchaser in writing.

            (h) The Custodian is hereby authorized upon receipt of written request of Servicer to release Mortgage Files relating to Mortgage Loans in the possession of the Custodian, for the purpose of liquidation, servicing or correcting documentary deficiencies relating thereto against a request for release of the Mortgage Files and receipt (a "Request for Release and Receipt") executed by Servicer in the form of Exhibit M hereto, which Request for Release and Receipt must also be executed by the related Purchaser(s) in the event that more than one hundred (100) Mortgage Files would be released following such requested release. The Custodian shall promptly notify the related Purchaser(s) of the occurrence of each such release of Mortgage Files and shall keep track of each such release of Mortgage Files. The related Purchaser(s) hereby agrees to respond to a Request for Release and Receipt, via facsimile, no later than one (1) Business Day after such Purchaser's receipt thereof. The Servicer shall return to the Custodian each Mortgage File previously released by the Custodian within ten (10) Business Days after receipt thereof, unless Servicer has marked the related Request for Release "Mortgage Loan Paid in Full". Each Seller and Servicer hereby further represent and warrant, jointly and severally, to the Purchasers that any such request by the Servicer for release of Collateral shall be solely for the purposes set forth in the Request for Release and Receipt.

            Section 5. [Reserved].

            Section 6. Default. If Sellers fail to fulfill any of their obligations under the Purchase Agreement or hereunder or in connection with the exercise by Purchaser of any remedy pursuant to Section 3 of the Purchase Agreement then, subject to the provisions of Section 3(b) hereof, a Purchaser may, by written or electronic notice to Custodian, (a) appoint Custodian as its delegate to complete the endorsements on behalf of such Purchaser on the Mortgage Notes held by Custodian and to complete and record at Purchasers' expense the related blank Assignments of Mortgages relating to the affected Mortgage Loans in accordance with such Purchaser's instructions and, when applicable, (b) require Custodian to deliver to Purchaser, Takeout Investor or Successor Servicer the Submission Packages (or any portion thereof specified by Purchaser) in Custodian's possession or under Custodian's control to which the failure relates. If Purchasers fail to purchase Mortgage Loans as provided for under the Purchase Agreement or hereunder, Custodian shall hold the Mortgage Loans for the benefit of the related Seller and shall act under instructions from the related Seller.

            Section 7. Access to Documents. Upon 48 hours prior written notice to Custodian, each Purchaser (and if the Mortgage Loans have been assigned, Assignee), Sellers or Servicer and their respective agents, accountants, attorneys and auditors will be permitted during normal business hours at their respective office to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which a Purchaser has an interest. Upon the written or electronic request of Purchaser (or, if applicable, Assignee) and at the cost and expense of Purchasers (or, if applicable, Assignee), Custodian shall provide Purchasers (or, if applicable, Assignee), Sellers or Servicer with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian's possession relating to any of the Mortgage Loans in which a Purchaser (or, if applicable, Assignee) has an interest. In addition, upon the written or electronic request of a Purchaser, Sellers or Servicer, Custodian shall provide such party with an electronic transmission containing a list of all the Mortgage Loans for which the Custodian holds documents pursuant to this Custodial Agreement and a list of the documents held by Custodian with respect to each such Mortgage Loan.

            Section 8. Custodian's Fees and Expenses; Successor Custodian; Standard of Care.

            (a) The Sellers agree to pay the Custodian such fees and expenses for its services under this Agreement as are set forth in a separate agreement among Custodian and Sellers, and shall further pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with this Agreement or any other documents executed in connection herewith (including, without limitation, reasonable attorney's fees and expenses). The payment of the Custodian's fees and expenses in connection herewith, shall be the joint and several obligation of Sellers. Custodian has no lien on, and shall not attempt to place a lien on, or assert an interest in, any of the Submission Package, Mortgage Loans or proceeds thereof to secure the payment of its fees and expenses. The obligations of the Sellers under this Section 8 shall survive the termination of this Agreement and the resignation or removal of Custodian.

            (b) Custodian or any successor Custodian may resign at any time by giving sixty (60) days' prior written notice to Sellers and Purchasers. Such resignation shall take effect upon the earlier of (i) the appointment of a successor Custodian by Purchasers with the prior written consent of the Sellers and delivery of all the Submission Packages and any related documents in Custodian's possession to the successor Custodian in accordance with the written or electronic direction of the Purchasers, and (ii) the delivery of all the Submission Packages and any related documents in Custodian's possession to the Purchasers or their designee pursuant to (c) below after expiration of said sixty (60) days. Sellers shall be responsible for reimbursing Custodian for its expenses associated with delivery of the Submission Packages and related documents to Purchasers.

            (c) In the event of any such resignation, Custodian shall promptly transfer to the successor Custodian all Submission Packages and related documents in Custodian's possession and the successor Custodian shall hold such Submission Packages and related documents in accordance with this Agreement. If Purchasers direct the removal of Custodian, Purchasers shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian's possession and for any fee of the successor Custodian in excess of the fees of the initial Custodian hereunder. In any case, Custodian shall not be responsible for payment of fees to any successor Custodian. The Purchasers shall have sixty (60) days in which to appoint and designate an acceptable successor Custodian with the prior written consent of the Sellers. If the Purchasers fail to appoint a successor Custodian within such 60-day period, then Custodian shall deliver possession and custody of the Submission Packages and any related Submission Packages in Custodian's possession to Purchasers at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of Purchasers.

            (d) Custodian shall have responsibility only for the Submission Packages and their contents which have been actually delivered to it and which have not been released to Sellers, Purchasers, the Takeout Investor or Assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same standard of care as is customary for custodians serving the secondary mortgage market with respect to facilities of similar complexity and dollar size as the arrangement provided for in this Agreement. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either Sellers, Purchasers or Assignee. The Custodian shall not be bound in any way by any agreement or contract other than this Agreement and the exhibits and schedules hereto and any other agreement to which it is a party. The Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto. The Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Custodian.

            (i) Throughout the term of this Agreement, the Custodian shall have no responsibility for ascertaining the value, collectability, insurability, recordability, enforceability, priority, perfection, effectiveness or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Custodian's authority to enter into this Agreement and to perform its obligations hereunder).

            (ii) The Custodian shall not be under any duty to determine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Submission Package, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

            (iii) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its good faith judgment, it shall believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

            (iv) The Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

            (v) In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements expressed therein, upon any certificates furnished to Custodian which conform to the requirements of this Agreement.

            (vi) Neither the Custodian nor any of its officers, directors, employees and agents shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Purchasers given under this Agreement.

            (vii) Custodian may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (viii) Custodian may consult with counsel and any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

            (ix) Custodian shall not invest or reinvest any cash held in the Disbursement Account or the Settlement Account in the absence of timely and specific written investment direction from the Purchasers. In no event shall Custodian be liable for the selection of investments or for investment losses incurred thereon. Custodian shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or as a result of the failure of the Purchaser to provide timely written investment direction.

            (x) Each Seller, jointly and severally, hereby indemnifies, defends and holds Custodian and its officers, directors, employees and agents harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by Custodian and its officers, directors, employees and agents, including court costs and reasonable attorney's fees and disbursements, in connection with Custodian's performance of its duties under this Agreement, including those involving ordinary negligence, but excluding only those involving gross negligence, lack of good faith or willful misconduct of Custodian. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination of this Agreement. The Custodian shall have the power to employ such agents as it may reasonably deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement.

            (e) Neither the Custodian nor any of its officers, directors, employees and agents shall incur any liability to any Person for its acts or omissions hereunder, except as may result from its gross negligence, lack of good faith or willful misconduct. Notwithstanding anything contained herein to the contrary, the parties agree that no party hereunder nor any of its directors, officers or employees shall be liable to any other party hereunder for any special, consequential or punitive damages whatsoever.

            (f) Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties hereunder. Whenever in the administration of the provisions of this Agreement the Custodian shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Custodian, be deemed to be conclusively proved and established by a certificate signed by one of the Purchaser's officers and delivered to the Custodian and such certificate, in the absence of negligence or bad faith on the part of the Custodian, shall be full warrant to the Custodian for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

            In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("Applicable Law"), the Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, each of the parties agrees to provide to the Custodian upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Custodian to comply with Applicable Law.

            Section 9. Assignment by Purchasers. Each Purchaser shall have free and unrestricted use of the Mortgage Loans and may assign all of its right, title and interest in and to some or all of the Mortgage Loans purchased by such Purchaser pursuant to the Purchase Agreement and all rights of such Purchaser under the Purchase Agreement (and this Agreement) in respect of such Mortgage Loans represented thereby to any Assignee. The Sellers hereby irrevocably consent to any such assignment subject to the rights of any Takeout Investor. Upon receipt of written notice to the Custodian of any such assignment in the form attached hereto as Exhibit I, the Custodian shall mark its records to reflect the pledge or assignment of the Mortgage Loans by the related Purchaser to the Assignee. The Custodian's records shall reflect the pledge or assignment of the Mortgage Loans by the related Purchaser to the Assignee until such time as the Custodian receives written instructions from such Purchaser with consent from the Assignee that the Mortgage Loans are no longer pledged or assigned by such Purchaser to the Assignee, at which time the Custodian shall change its records to reflect the release of the pledge or assignment of the Mortgage Loans, and that the Custodian is holding the Mortgage Loans, as custodian for, and for the benefit of, such Purchaser.

            If the related Purchaser has notified the Custodian in writing of such assignment or pledge by delivery to the Custodian of a written notice in the form of Exhibit I hereto, then, upon delivery of notice in the form of Exhibit H by Assignee to the Custodian of the such Purchaser's default, Assignee may, subject to any limitations in any agreement between Assignee and such Purchaser, (i) require Custodian to act with respect to the related Mortgage Loans solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Custodial Agreement, (ii) require Custodian to hold such Mortgage Loans for the exclusive use and benefit of Assignee, and (iii) assume the rights of such Purchaser under this Agreement to furnish instructions to the Custodian as to the disposition of such Mortgage Loans and such rights shall be exercisable solely by Assignee. In addition, within three (3) Business Days of receipt of such notice to the Custodian in the form of Exhibit H and receipt by the Custodian of the Trust Receipt from the Assignee, the Custodian shall deliver, in accordance with the written instructions of the Assignee, a Trust Receipt issued in the name of the Assignee and to the place indicated in any such written direction from the Assignee. The Custodian shall assume that any assignment from a Purchaser to Assignee is subject to no limitations that are not expressly set forth in this Custodial Agreement; provided that the Custodian shall not be required to issue a Trust Receipt to such Assignee until the date which is three (3) Business Days following the date that the Custodian has received all information necessary to allow the Custodian to complete its internal "Know Your Customer" procedures with respect to such Assignee, except if the Assignee is an Affiliate of Purchaser or a commercial paper conduit of Purchaser. Until such time as the Custodian receives notice in the form of Exhibit H from the Assignee that there exists an event of default with respect to a pledge or assignment of its interest in the Mortgage Loans and Mortgage Files, the Custodian shall take directions solely from the related Purchaser.

            Section 10. Insurance.

            Custodian shall, at its own expense, maintain at all times during the existence of this Agreement such (a) fidelity insurance, (b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance as Custodian deems appropriate, prudent and customary.

            Section 11. Representations, Warranties and Covenants.

            (a) By Custodian. Custodian hereby represents and warrants to, and covenants with, Sellers and Purchasers that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

            (i) Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and fully satisfies the requirements for acting as a GNMA custodian, a Fannie Mae custodian and a Freddie Mac custodian;

            (ii) Custodian has the full power and authority to hold each Mortgage Loan and to enter into and perform its duties and obligations as contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law; and

            (iii) Custodian is not an affiliate of any Seller.

            (b) By Sellers. Each Seller, jointly and severally, hereby represent and warrant to, and covenants with, Custodian and Purchasers that, as of the date hereof and throughout the term of this Agreement:

            (i) Each Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (ii) Each Seller has the full power and authority to hold each Mortgage Loan and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of each Seller, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law; and

            (iii) No Seller is an Affiliate of the Custodian.

            (c) By Purchasers. Each Purchaser hereby represents and warrants to, and covenants with, Custodian and Sellers that, as of the date hereof and throughout the term of this Agreement:

            (i) Each Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

            (ii) Each Purchaser has the full power and authority to hold each Mortgage Loan and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of each Purchaser, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            Section 12. No Adverse Interests. By its acceptance of each Submission Package, Custodian covenants and warrants to the related Purchaser that: (a) as of the date of payment by such Purchaser of the Purchase Price, Custodian, solely in its capacity as Custodian, (i) holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan, and (ii) has no interest in or lien upon the Submission Packages which it holds as custodian for Purchasers; and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

            Section 13. Amendments. This Agreement may be amended only by written agreement of Sellers, Servicer, Purchasers and Custodian except that, if this Agreement shall have been assigned by a Purchaser with written notice of such assignment given to Sellers, Servicer and Custodian, no amendment shall be effective unless the amendment is also signed by Assignee. Purchasers shall give at least five (5) days' prior written notice to Assignee of any proposed amendment to this Agreement and shall furnish Assignee with a copy of each such amendment within five (5) days after it is executed and delivered. This Agreement, together with the Exhibits, Schedules and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            Section 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            Section 15. Agreement for Exclusive Benefit of Parties; Assignment. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from Assignee to Custodian (with a copy to the related Purchaser) that the related Purchaser has defaulted in any material respect under any funding or loan agreement relating to the financing of a such Purchaser's purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement.

            Section 16. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

            Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

            Section 18. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 19.

            Section 19. Notices. Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile or electronic transmission, or personally delivered at, or sent by overnight courier to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 19.

            Section 20. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

            Section 21. Submission to Jurisdiction. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
(b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in this Section 21.

            Section 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 23. Joint and Several Liability. The liability of the Sellers hereunder is joint and several. The Sellers hereby: (a) acknowledge and agree that the Purchasers shall have no obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any defense to their obligations under this Agreement, based upon or arising out of the disability or other defense or cessation of liability of one Seller versus the other or of any other Seller, (c) waive any right or subrogation or ability to proceed against any Person until all amounts owed to Purchasers by Sellers pursuant to this Agreement are paid in full and (d) any Purchaser may proceed against any Seller.

            Section 24. Authorized Representatives. Each individual designated as an authorized representative of the Purchasers, Servicer, Sellers and Custodian (each, an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Purchasers, Servicer, Sellers and Custodian respectively, and the specimen signature for each such Authorized Representative of the Purchasers, Servicer, Sellers and Custodian initially authorized hereunder is set forth on Schedule B, C, D and E, respectively. From time to time, Purchasers, Sellers, Servicer and Custodian may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.


                            [signature page follows]

            IN WITNESS WHEREOF, Sellers, Servicer, Purchasers and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

                                    AMERICAN HOME MORTGAGE CORP.,
                                    as a Seller


                                    By:  /s/ Alan B. Horn
                                       -----------------------------------------
                                       Name: Alan B. Horn
                                       Title: Executive Vice President, General
                                              Counsel and Secretary


                                    AMERICAN HOME MORTGAGE INVESTMENT CORP., as a Seller


                                    By:  /s/ Alan B. Horn
                                       -----------------------------------------
                                       Name: Alan B. Horn
                                       Title: Executive Vice President, General
                                              Counsel and Secretary


                                    AMERICAN HOME MORTGAGE SERVICING INC.,
                                    as Servicer


                                    By:  /s/ Alan B. Horn
                                       -----------------------------------------
                                       Name: Alan B. Horn
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                    ASPEN FUNDING CORP.,
                                    as a Purchaser


                                    By:  /s/ Doris J. Hearn
                                       -----------------------------------------
                                       Name: Doris J. Hearn
                                       Title: Vice President


                                    GEMINI SECURITIZATION CORP. LLC,
                                    as a Purchaser


                                    By:  /s/ R. Douglas Donaldson
                                       -----------------------------------------
                                       Name: R. Douglas Donaldson
                                       Title: Treasurer


                                    NEWPORT FUNDING CORP.,
                                    as a Purchaser


                                    By:  /s/ Doris J. Hearn
                                       -----------------------------------------
                                       Name: Doris J. Hearn
                                       Title: Vice President


                                    SEDONA CAPITAL FUNDING CORP., LLC,
                                    as a Purchaser


                                    By:  /s/ Doris J. Hearn
                                       -----------------------------------------
                                       Name: Doris J. Hearn
                                       Title: Vice President

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    as Custodian


                                    By:  /s/ Norma L. Catone
                                       -----------------------------------------
                                       Name: Norma L. Catone
                                       Title: Vice President